SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 11, 2000
(Date of earliest event reported)



                           DVI Receivables Corp., VIII
             (Exact name of registrant as specified in its charter)


Delaware                            333-94523                         25-1824148
--------                            ---------                         ----------
(State or Other Juris-             (Commission                  (I.R.S. Employer
diction of Incorporation)         File Number)               Identification No.)


                   500 Hyde Park, Doylestown, Pennsylvania              18901
                   ---------------------------------------              -----
                   (Address of Principal Executive Office)            (Zip Code)


        Registrant's telephone number, including area code:(215) 345-6600
                                                           --------------







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Item 5.           Other Events.
                  ------------

                  The registrant has entered into the material agreements exhibited below.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                  1.1 Underwriting Agreement, dated as of May 5, 2000, by and among Prudential Securities Incorporated, Lehman Brothers Inc., Banc One Capital Markets, Inc., DVI Receivables Corp. VIII, DVI Receivables XI, L.L.C., DVI Receivables Corp. XI and DVI Financial Services Inc.

                  4.1 Amended and Restated Indenture, dated as of December 1, 1999 between DVI Receivables XI, L.L.C., as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, and Appendix I thereto.

                  4.2 Amended and Restated Contribution and Servicing Agreement, dated as of December 1, 1999, between DVI Financial Services Inc., as Contributor, and DVI Receivables Corp. XI, as Transferor.

                  4.3 Amended and Restated Subsequent Contract Transfer Agreement, dated as of December 1, 1999 between DVI Receivables Corp. XI and DVI Receivables XI, L.L.C.

                  4.4 Amended and Restated Limited Liability Company Operating Agreement, dated as of December 1, 1999, by and between DVI Receivables Corp. VIII and DVI Receivables XI, L.L.C.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                  DVI RECEIVABLES CORP. VIII

                                                  By:/s/ Lisa J. Cruikshank
                                                     ----------------------
                                                  Name:  Lisa J. Cruikshank
                                                  Title: Vice President




Dated: May 18, 2000